SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



Date of Report (Date of earliest event reported):  September 13, 1996



               CREATIVE PROGRAMMING AND TECHNOLOGY VENTURES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Colorado                           0-19817                   84-1236669
- --------------------------------------------------------------------------------
(State or other                  (Commission              (I.R.S. Employer
 jurisdiction                    File Number)             Identification No.)
 of incorporation)




                       7900 East Union Avenue, Suite 1100
                             Denver, Colorado 80237
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 694-5324


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On September 13, 1996, the Registrant entered into and closed, subject to certain conditions subsequent, in escrow a definitive agreement to sell its entire interest in Off World Entertainment, Inc., d/b/a OddWorld Inhabitants ("OddWorld") to GT Interactive Software Corp. ("GT"), a NASDAQ listed leading global publisher of interactive entertainment, edutainment, and value-priced software. The Registrant's interest in OddWorld is held by KG Squared, Inc. ("KG"), a wholly owned subsidiary of the Registrant. The transaction took the form of the sale of all of the Registrant's interest in the capital stock of OddWorld and all indebtedness due the Registrant from loans and other advances extended to OddWorld. The completion of this transaction is subject to limited conditions subsequent, one of which is the approval of the shareholders of the Registrant at a special meeting of shareholders to be held as soon as possible after necessary regulatory approvals. All documents and funds are currently held in escrow pending fulfillment of the conditions subsequent.

     The gross purchase price of this transaction was $7 million. The net purchase price for this transaction to the Registrant will be approximately $6.8 million, less transaction costs and repayment of a $500,000 loan received from affiliated shareholders. The purchase price received from GT was determined through arms' length negotiations.


Item 7.  Financial Statements and Exhibits
         ---------------------------------


     The  Registrant   will  amend  this  Form  8-K  to  provide  the  financial
information required by and within the time permitted by this item.


(c)  Exhibit
     Number     Description
     -------    -----------


     2.1 Stock Purchase Agreement dated September, 13, 1996, by and among GT, KG, and the Registrant. *


     2.2 Share Exchange Agreement Dated September 13, 1996, by and among, the Registrant, OddWorld, Sherry McKenna, Lorne Lanning and KG.*



*        Filed herewith.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CREATIVE PROGRAMMING AND
                                             TECHNOLOGY VENTURES, INC.



Date: September 20, 1996                     By  /S/  GARY R. VICKERS
                --                              --------------------------------
                                                Gary R. Vickers, President




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